Exhibit 99.1

Nov. 24, 2024

ONEOK Announces Agreement to Acquire Remaining Publicly Held Common Units in EnLink Midstream in a Tax-Free Transaction

Consideration of 0.1412 shares of ONEOK common stock

for each outstanding publicly held EnLink common unit

TULSA, Okla. – Nov. 24, 2024 – ONEOK, Inc. (NYSE: OKE) (“ONEOK”) and EnLink Midstream, LLC (NYSE: ENLC) (“EnLink”) today announced that they have executed a definitive merger agreement under which ONEOK will acquire all of the outstanding publicly held common units of EnLink for $4.3 billion in ONEOK common stock.

Under the agreement, each outstanding common unit of EnLink that ONEOK does not already own will be converted into 0.1412 shares of ONEOK common stock. The exchange ratio was derived by dividing $15.75 per unit, equal to EnLink’s market close price on Nov. 22, 2024, by ONEOK’s 10-day volume-weighted average price (VWAP).

In the aggregate, ONEOK will issue approximately 37.0 million shares in connection with the proposed transaction, representing approximately 6.0% of the total ONEOK shares outstanding upon consummation of the transaction.

The Board of Directors of the managing member of EnLink (the “EnLink Board”) delegated to the Conflicts Committee of such board, consisting of three independent directors, the authority to review, evaluate, negotiate and approve the transaction. The EnLink Conflicts Committee, after evaluating the transaction with its independent legal and financial advisors, unanimously determined that the transaction is in the best interests of EnLink and the public unitholders and approved the transaction. The EnLink Conflicts Committee recommended approval of the transaction to the EnLink Board, which also unanimously approved the transaction. Subject to the satisfaction of customary closing conditions, completion of the transaction is expected to occur in the first quarter of 2025.

The completion of the merger is subject to the approval of a majority of the outstanding EnLink common units (including common units owned by ONEOK) and other customary closing conditions. ONEOK has committed to vote its units, representing approximately 44% of the outstanding EnLink common units, in favor of the transaction. No ONEOK shareholder vote is required to complete the transaction. In addition, no further regulatory approval is necessary, as ONEOK filed under the Hart-Scott-Rodino Act in connection with its previously announced acquisition of the controlling interest in EnLink, and the necessary waiting period, including for this transaction, has been completed.

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ONEOK Announces Agreement to Acquire Remaining Publicly Held

Common Units in EnLink Midstream in a Tax-Free Transaction

Nov. 24, 2024

“This tax-free transaction to acquire the remaining outstanding EnLink units is expected to be accretive to ONEOK shareholders and provide EnLink unitholders with significantly greater trading liquidity and an attractive dividend yield,” said Pierce H. Norton II, ONEOK president and chief executive officer.

“ONEOK has a longstanding reputation as being intentional in building a premier energy infrastructure company. This next step further solidifies that status, allowing us to continue expanding and extending our value chain, while creating value for our stakeholders.”

On Oct. 15, 2024, ONEOK announced the successful completion of its acquisition of Global Infrastructure Partners’ (GIP) entire interest in EnLink for a total cash consideration of approximately $3.3 billion.

ADVISORS:

Goldman Sachs & Co. LLC is serving as lead financial advisor to ONEOK. Barclays and Citi also advised ONEOK. Kirkland & Ellis LLP is serving as ONEOK’s legal advisor.

Evercore is acting as financial advisor and Richards, Layton & Finger, P.A. is acting as legal advisor to the EnLink Conflicts Committee, and Baker Botts L.L.P. is acting as legal advisor to EnLink.

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ONEOK Announces Agreement to Acquire Remaining Publicly Held

Common Units in EnLink Midstream in a Tax-Free Transaction

Nov. 24, 2024

FORWARD-LOOKING STATEMENTS:

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK or EnLink expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, the expected closing of the proposed transaction and the timing thereof, and descriptions of ONEOK, EnLink and their combined operations after giving effect to the proposed transaction. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that ONEOK will not be able to successfully integrate EnLink’s business; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings following the proposed transaction may be different from what ONEOK expects; the risk that a condition to closing of the proposed transaction may not be satisfied, that a party may terminate the merger agreement relating to the proposed transaction or that the closing of the proposed transaction might be delayed or not occur at all; the possibility that EnLink unitholders may not approve the proposed transaction; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; risks related to the occurrence of any other event, change or circumstance that could give rise to the termination of the merger agreement related to the proposed transaction; the risk that changes in ONEOK’s capital structure could have adverse effects on the market value of its securities; risks related to the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on each of the companies’ operating results and business generally; the risk that the proposed transaction could distract ONEOK’s and EnLink’s respective management teams from ongoing business operations or cause either of the companies to incur substantial costs; risks related to the impact of any economic downturn and any substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s or EnLink’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, and those detailed in EnLink’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on EnLink’s website at http://www.EnLink.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK and EnLink believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, neither ONEOK nor EnLink undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

NO OFFER OR SOLICITATION:

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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ONEOK Announces Agreement to Acquire Remaining Publicly Held

Common Units in EnLink Midstream in a Tax-Free Transaction

Nov. 24, 2024

Additional Information And Where To Find It:

In connection with the proposed transaction, ONEOK will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of ONEOK’s common stock to be issued pursuant to the proposed transaction, which will include a prospectus of ONEOK and a proxy statement of EnLink (the “proxy statement/prospectus”). Each of ONEOK and EnLink may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement, proxy statement/prospectus or any other document which ONEOK or EnLink may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS. After the Registration Statement has been declared effective, the definitive proxy statement/prospectus (if and when available) will be mailed to EnLink unitholders. Investors and security holders will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by ONEOK and EnLink with the SEC (if and when available) through the website maintained by the SEC at www.sec.gov.  Copies of documents filed with the SEC by ONEOK, including the proxy statement/prospectus (when available) will be available free of charge from ONEOK’s website at www.oneok.com under the “Investors” tab. Copies of documents filed with the SEC by EnLink, including the proxy statement/prospectus (when available) will be available free of charge from EnLink’s website at www.enlink.com under the “Investors” tab.

Participants in the Solicitation:

ONEOK, EnLink and certain of their (or EnLink’s managing member’s) respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about ONEOK’s directors and executive officers is available in ONEOK’s Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC on February 27, 2024, and its revised definitive proxy statement for the 2024 annual meeting of shareholders filed with the SEC on May 1, 2024, and in the proxy statement/prospectus (when available). Information about the directors and executive officers of EnLink’s managing member is available in its Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC on February 21, 2024, and in the proxy statement/prospectus (when available). Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ONEOK and EnLink will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by ONEOK, including the proxy statement/prospectus (when available) will be available free of charge from ONEOK’s website at www.oneok.com and copies of documents filed with the SEC by EnLink, including the proxy statement/prospectus (when available) will be available free of charge from EnLink’s website at www.enlink.com.

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ONEOK Announces Agreement to Acquire Remaining Publicly Held

Common Units in EnLink Midstream in a Tax-Free Transaction

Nov. 24, 2024

ABOUT ONEOK:

At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram.

ABOUT ENLINK MIDSTREAM:

Headquartered in Dallas, EnLink Midstream (NYSE: ENLC) provides integrated midstream infrastructure services for natural gas, crude oil, and NGLs, as well as CO2 transportation for carbon capture and sequestration (CCS). Our large-scale, cash-flow-generating asset platforms are in premier production basins and core demand centers, including the Permian Basin, Louisiana, Oklahoma, and North Texas. EnLink is focused on maintaining the financial flexibility and operational excellence that enables us to strategically grow and create sustainable value. Visit http://www.EnLink.com to learn how EnLink connects energy to life.

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ONEOK Announces Agreement to Acquire Remaining Publicly Held

Common Units in EnLink Midstream in a Tax-Free Transaction

Nov. 24, 2024

CONTACTS:

ONEOK, Inc.

Investor Relations:

Andrew Ziola

(918) 588-7683

ONEOKInvestorRelations@oneok.com

Media Relations:

Alicia Buffer

(918) 861-3749

alicia.buffer@oneok.com

EnLink Midstream, LLC

Investor Relations:

Brian Brungardt

(214) 721-9353

brian.brungardt@enlink.com

Media Relations:

Megan Wright

(214) 721-9694

megan.wright@enlink.com

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